UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2025

Commission File Number: 1-11607
DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1221
Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange

2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange

2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange

2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 17, 2025, DTE Energy Company (“DTE Energy”) completed its sale of $600,000,000 aggregate principal amount of its 2025 Series H 6.25% Junior Subordinated Debentures due 2085 (the "Debentures"). The Debentures were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (File No. 333-286383) of DTE Energy. The Debentures are being issued pursuant to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy and The Bank of New York Mellon Trust Company, N.A., as successor trustee, as supplemented by a Supplemental Indenture dated as of September 15, 2025. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the Debentures.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Supplemental Indenture, dated as of September 15, 2025, to the Amended and Restated Indenture, dated as of April 9, 2001, by and between DTE Energy Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (2025 Series H).

5.1	Opinion and Consent of Kathrine Lorenz, Esq., Senior Vice President and Chief Legal Officer of DTE Energy Company, relating to the Debentures.

8.1	Opinion and Consent of Hunton Andrews Kurth LLP regarding tax matters.

23.1	Consent of Kathrine Lorenz, Esq., Senior Vice President and Chief Legal Officer of DTE Energy (included in the opinion filed as Exhibit 5.1).

23.2	Consent of Hunton Andrews Kurth LLP (included in the opinion filed as Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 17, 2025

DTE ENERGY COMPANY (Registrant)
/s/Mark C. Rolling
Mark C. Rolling Senior Vice President - Finance and Treasurer